SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Report Under Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Current Report As Of April 28, 2006

Commission File Number 33-16531-d

INTERNATIONAL AUTOMATED SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

UTAH	87-0447580
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

326 North SR 198
Salem, Utah 84653
(Address of principal executive offices)

Registrant's telephone number including area code    (801) 423-8132

___________________________________________________________
Former Address, if changed since last report

EXPLANATORY NOTE: This amendment to the Form 8-K filed on February 21, 2006, is to make clear and to provide additional explanation that our CFO discussed with our independent accountant the matters disclosed in Item 4.02 of Form 8-K filed on February 21, 2006, and dated November 30, 2005. For the most part only the first paragraph of Item 4.02 of Form 8-K is amended.

Check the appropriate box below if the Form 8_K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On or about November 30, 2005, after the review undertaken by the auditors of the Company’s quarterly financial statements, the auditors informed the CFO that a question had arisen regarding the appropriate period of recording the expense for shares (equity) issued to employees of the Company. The CFO then discussed the problem raised with other members of the Board of Directors. The auditors expressed their view that the equity should have been recorded in the period ending June 30, 2005, even though Company’s transfer agent did not issue the equity in question until mid-August 2005. Being advised of the auditors’ concerns the directors initially believed that the proper period for recognition was the period ended September 30, 2005, as recorded. In February 2006 the Board met with the auditors and reviewed their concerns. The Company ultimately agreed with the auditors and opted to file the amendments to the prior 10-KSB and the quarterly report for the period ended September 30, 2005.

Because of the restatement, the Company’s previously issued financial statements which are included in its Annual Report on Form 10-KSB for the year ended June 30, 2005, and in its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005 should no longer be relied upon.

The primary effect of the restatement will result in the Company increasing “General and administrative expense” and increasing “Net loss” by $429,000 for the year ended June 30, 2005. It will also have the effect of increasing “Common stock” and “Accumulated deficit” by $429,000 as of June 30, 2005.

Following is a summary of the effects of these adjustments on the Company’s Balance Sheet as of June 30, 2005 and the Statement of Operations for the year ended June 30, 2005:

June 30, 2005	As Previously Reported	Effect of Restatement	As Restated
Common stock	$10,017,859	$429,000	$10,446,859
Accumulated deficit	$(10,485,921)	(429,000)	(10,914,921)

For the Year Ended June 30, 2005
General and administrative expense	$531,869	$429,000	$960,869
Net loss	(1,013,880)	(429,000)	(1,442,880)
Basic and diluted loss per share	$(0.05)	$(0.02)	$(0.07)

The confusion regarding the date the common shares were issued was caused by management’s assumption that the common shares were not issued until an effective registration statement relating to the common shares had occurred, thereby causing a misapplication of the fact that the common shares had actually been issued during June 2005. After reviewing the circumstances leading up to the restatement, management believes that the errors were inadvertent and unintentional.

The Company filed amended Forms 10-KSB and 10-QSB to include restated financial statements concurrently with the filing of the Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date      April 28, 2006.

International Automated Systems, Inc.

By  s/ Neldon Johnson
President and Chief Executive Officer